Exhibit 10.2

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT AND CONSENT

This First Amendment to Loan and Security Agreement and Consent (“Amendment”) is entered into as of November 1, 2021 between Interpace Biosciences, Inc., a Delaware corporation (“Parent”), Interpace Diagnostics Corporation, a Delaware corporation (“Diagnostics Corporation”), Interpace Diagnostics, LLC, a Delaware limited liability company (“Diagnostics”) and Interpace Pharma Solutions, Inc., a Delaware corporation (“Pharma Solutions”, and together with Parent, Diagnostics Corporation, and Diagnostics, the “Borrowers” and each individually a “Borrower”) and Comerica Bank (“Bank”).

RECITALS

Borrowers and Bank are parties to that Loan and Security Agreement dated October 13, 2021, as it may be amended, restated or otherwise modified from time to time (“Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment. In addition, Borrowers have requested Bank’s consent to the incurrence of certain Indebtedness and the prepayment of Subordinated Debt.

NOW, THEREFORE, the parties agree as follows:

1. Consents.

(a) Section 7.4 of the Agreement prohibits (i) the incurrence of certain Indebtedness and (ii) the prepayment of Subordinated Debt, without the Bank’s prior written consent. Sections 7.9 and 8.7 of the Agreement prohibits any payment in respect of any Subordinated Debt, except in compliance with the terms of such Subordinated Debt and the terms of the subordination agreement relating to such Subordinated Debt, without the Bank’s prior written consent. Borrowers have informed Bank that Borrowers desire to (i) incur certain Indebtedness in an aggregate original principal amount equal to Eight Million Dollars ($8,000,000.00) (“BroadOak Transaction”) payable to BroadOak Fund V, L.P. (“Subordinated Creditor”), under that certain Loan and Security Agreement dated as of the date hereof by and among Subordinated Creditor and Borrowers, a copy of which is attached hereto as Exhibit A (“BroadOak Loan Agreement”) and (ii) payoff in its entirety the Subordinated Debt owing to Ampersand 2018 Limited Partnership, a Delaware limited partnership (“Ampersand”) and 1315 Capital II, L.P., a Delaware limited partnership (“1315”) (“Ampersand Payoff” and collectively with the BroadOak Transaction, the “Transactions”). Borrowers have requested that Bank consent to the Transactions.

(b) Bank hereby consents to the Transactions; provided that (i) on or before the consummation of the BroadOak Transaction, the Subordinated Creditor (1) executes and delivers to Bank a subordination and intercreditor agreement, in form and substance acceptable to Bank, and (2) within three (3) days after the consummation of the BroadOak Transaction, Borrower shall have delivered to Bank fully executed copies of the BroadOak Loan Agreement and all schedules and exhibits thereto and all related material documents, and (ii) within three (3) days after the Ampersand Payoff, Ampersand and 1315 deliver to Bank, in form and substance satisfactory to Bank, a UCC-3 termination related to any UCC financing statements filed in connection with any security interest in favor of Ampersand and 1315 and Borrowers (if any), and (iii) no default or Event of Default has occurred (and not been waived in writing by Bank) under any of the Loan Documents prior to the consummation of the Transactions or would result after giving effect thereto.

(c) Except as specifically set forth herein, the consents above shall not be deemed to amend or alter in any respect the terms and conditions of the Agreement or any of the other Loan Documents, or to constitute a waiver or release by Bank of any right, remedy, Collateral, default or Event of Default under the Agreement or any of the other Loan Documents, except to the extent specifically set forth herein. These consents shall not act as a consent to any other transaction, act or omission, whether related or unrelated thereto and shall not extend to or affect any obligation, covenant or agreement not expressly consented hereto. Furthermore, these consents shall not affect in any manner whatsoever any rights or remedies of Bank with respect to any other non-compliance by any Borrower with the Agreement or the other Loan Documents, whether in the nature of a default or Event of Default, and whether now in existence or subsequently arising, and shall not apply to any other transaction.

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2. Amendments to Agreement.

(a) Clause (g) of the definition of “Permitted Liens” in Exhibit A to the Agreement is amended and restated in its entirety as follows:

“(g) A Lien in favor of BroadOak Fund V, L.P., that is expressly subordinate in priority to any and all liens, security interests and mortgages in favor of Bank pursuant to the terms of a subordination and intercreditor agreement executed and delivered unto, and acceptable to, Bank; and”

(b) Section 7.5 is hereby amended and restated in its entirety to read as follows:

“7.5 Encumbrances. Create, incur, assume or allow any Lien with respect to any of its property, or assign or otherwise convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries so to do, except for Permitted Liens, or covenant to any other Person (other than Broad Oak, pursuant to the BroadOak Loan Agreement; provided that the BroadOak Loan Agreement does not prohibit Liens in favor of Bank) that such Borrower in the future will refrain from creating, incurring, assuming or allowing any Lien with respect to any of such Borrower’s property.”

(c) Section 7.6 is hereby amended to add the following sentence to the end thereof:

“Nothing in this Section 7.6 shall restrict or otherwise prohibit dividends or distributions from any Subsidiary to a Borrower.”

(d) New Section 8.11 is added to the Agreement to read in its entirety as follows:

“8.11 BroadOak Agreement. If there is a default or other failure to perform by any Borrower under that certain Loan and Security Agreement dated as of October 29, 2021 (as amended, amended and restated, or modified from time to time, the “BroadOak Loan Agreement”) by and among BroadOak Fund V, L.P. (together with its successors and assigns, “BroadOak”) and Borrowers resulting in a right by BroadOak, whether or not exercised, to accelerate the maturity of any Indebtedness.”

(e) The attached Schedule of Exceptions amends and restates the Schedule of Exceptions attached to the Agreement.

3. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

4. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remains in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

5. Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

6. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, duly executed by each Borrower;

(b) all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of any Borrower’s accounts; and

(c) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

7. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

INTERPACE BIOSCIENCES, INC.

By:

Name:	Thomas W. Burnell

Title:	Chief Executive Officer

INTERPACE DIAGNOSTICS CORPORATION

By:

Name:	Thomas W. Burnell

Title:	Chief Executive Officer

INTERPACE DIAGNOSTICS, LLC

By:

Name:	Thomas W. Burnell

Title:	Chief Executive Officer

INTERPACE PHARMA SOLUTIONS, INC.

By:

Name:	Thomas W. Burnell

Title:	Chief Executive Officer

COMERICA BANK

By:

Name:	Shane Merkord

Title:	Vice President

[Signature Page to First to Loan and Security Agreement and Consent (18083894)]

EXHIBIT A

BROADOAK TRANSACTION

(see attached)

SCHEDULE OF EXCEPTIONS

TO LOAN AND SECURITY AGREEMENT

Permitted Indebtedness (Exhibit A)

Lender	Aggregate Principal Amount	Maturity Date	Secured/Unsecured
BroadOak Fund V, L.P.	$8,000,000.00	October 31, 2024	Secured

Permitted Investments (Exhibit A)

Borrower	Investment	Shares	Value	Shares Certificated?
Interpace Biosciences, Inc.	Shares in Diamir Biosciences Corp.	42,280 shares of common stock	Approximately $248,000 at the time of the transaction	Yes.

Permitted Liens (Exhibit A)

Holder of Lien/Encumbrance	Description of Property Encumbered	Borrower/Subsidiary
Thermo Fisher Financial Services, Inc.	T630 Server (A28563); AV (A39558); Oncomine Focus x 7 (A42008); 520 Chip x 4 (A27762); ION 510/520/530 KIT-CHEF x 4 (A24461); Superscript x 5 (11756050)	Interpace Biosciences, Inc.
Thermo Fisher Financial Services, Inc.	KF Apex 96 DW Head (5400930); KF Apex 96 Combi Head (24079920); SVC IQOQ KF Apex (A47012); Freight	Interpace Biosciences, Inc.
NFS Leasing, Inc. People’s United Bank, N.A	Equipment or Software as described in the Schedule 1 to Master Lease Agreement 2021-0280	Interpace Biosciences, Inc.
NFS Leasing, Inc. People’s United Bank, N.A	Equipment or Software as described in the Schedule 1 to Master Lease Agreement 2021-0280	Interpace Diagnostics Corporation

Dell Financial Services L.L.C.	Equipment or Software as described in Agreement Number 001-8083279-002	Interpace Diagnostics Corporation
Dell Financial Services L.L.C.	Equipment or Software as described in Agreement Number 001-9010536-001	Interpace Diagnostics Corporation
Thermo Fisher Financial Services Inc.	ION PGM DX INST System x 2 (A25511); PGM Trade In	Interpace Pharma Solutions, Inc.
NFS Leasing, Inc. People’s United Bank, N.A	Equipment or Software as described in the Schedule 1 to Master Lease Agreement 2021-0281	Interpace Pharma Solutions, Inc.

Security Interests (Section 4.1)

Holder of Lien/Encumbrance	Description of Property Encumbered	Borrower/Subsidiary
Thermo Fisher Financial Services, Inc.	T630 Server (A28563); AV (A39558); Oncomine Focus x 7 (A42008); 520 Chip x 4 (A27762); ION 510/520/530 KIT-CHEF x 4 (A24461); Superscript x 5 (11756050)	Interpace Biosciences, Inc.
Thermo Fisher Financial Services, Inc.	KF Apex 96 DW Head (5400930); KF Apex 96 Combi Head (24079920); SVC IQOQ KF Apex (A47012); Freight	Interpace Biosciences, Inc.
NFS Leasing, Inc. People’s United Bank, N.A	Equipment or Software as described in the Schedule 1 to Master Lease Agreement 2021-0280	Interpace Biosciences, Inc.
NFS Leasing, Inc. People’s United Bank, N.A	Equipment or Software as described in the Schedule 1 to Master Lease Agreement 2021-0280	Interpace Diagnostics Corporation
Dell Financial Services L.L.C.	Equipment or Software as described in Agreement Number 001-8083279-002	Interpace Diagnostics Corporation
Dell Financial Services L.L.C.	Equipment or Software as described in Agreement Number 001-9010536-001	Interpace Diagnostics Corporation
Thermo Fisher Financial Services Inc.	ION PGM DX INST System x 2 (A25511); PGM Trade In	Interpace Pharma Solutions, Inc.
NFS Leasing, Inc. People’s United Bank, N.A	Equipment or Software as described in the Schedule 1 to Master Lease Agreement 2021-0281	Interpace Pharma Solutions, Inc.

Collateral (Section 5.3)

Deposit or Securities Accounts

Institution Name	Account Number	Name of Account Owner
Silicon Valley Bank	3302869016 3303131218 3302347153 3302544768 3302859599 3302544787 3302347168 6600003926 3302950600 3302870604 3302874674	Interpace Biosciences, Inc.
PNC Bank	1012785997	Interpace Diagnostics Corporation
Pacific Western Bank	0002002871 000109021	Interpace Diagnostics Corporation

Intellectual Property Collateral (Section 5.4)

Patents:

Interpace Diagnostics, LLC:

Country	Serial No.	Filing Date	Patent No.	Issue Date	Expiration Date
MICRO RNAs DIFFERENTIALLY EXPRESSED IN PANCREATIC DISEASE AND USES THEREOF
US	60/826173	19-Sep-2006
US (Abandoned)	11/857948	19-Sep-2007
US (Abandoned)	15/917935	12-Mar-2018
MIRNAS AS BIOMARKERS FOR DISTINGUISHING BENIGN FROM MALIGNANT THYROID NEOPLASMS
US	61/414778	17-Nov-2010
US	13/299226	17-Nov-2011	10150999	11-Dec-2018	17-Nov-2031
US	16/188769	13-Nov-2018	11118231	14-Sep-2021	17-Nov-2031
US	17/400660	12-Aug-2021
METHODS AND COMPOSITIONS INVOLVING MIR-135B FOR DISTINGUISHING PANCREATIC CANCER FROM BENIGN PANCREATIC DISEASE
US	61/534332	13-Sep-2011
US	61/536486	19-Sep-2011

US	13/615066	13-Sep-2012	9644241	09-May-2017	13-Sep-2032
US	15/491399	19-Apr-2017	10655184	19-May-2020	13-Sep-2032
US (Abandoned)	16/855469	22-Apr-2020
MIRNAS AS DIAGNOSTIC BIOMARKERS TO DISTINGUISH BENIGN FROM MALIGNANT THYROID TUMORS
US	61/552451	27-Oct-2011
US	61/552762	28-Oct-2011
US (Abandoned)	13/662450	27-Oct-2012
US (Abandoned)	15/873067	17-Jan-2018
DIAGNOSTIC MIRNAS FOR DIFFERENTIAL DIAGNOSIS OF INCIDENTAL PANCREATIC CYSTIC LESIONS
US	61/709411	04-Oct-2012
US	61/716396	19-Oct-2012
US (Abandoned)	13/801737	13-Mar-2013
US (Abandoned)	15/826909	30-Nov-2017
US (Abandoned)	16/869405	07-May-2020

Interpace Diagnostics Corporation:

Country	Serial No.	Filing Date	Patent No.	Issue Date	Expiration Date
METHODS FOR TREATING BARRETT’S METAPLASIA AND ESOPHAGEAL ADENOCARCINOMA
US	62/267619	15-Dec-2015
US (Abandoned)	15/378370	14-Dec-2016
TOPOGRAPHIC GENOTYPING FOR DETERMINING THE DIAGNOSIS, MALIGNANT POTENTIAL, AND BIOLOGIC BEHAVIOR OF PANCREATIC CYSTS AND RELATED CONDITIONS
US	60/620926	22-Oct-2004
US	60/631240	29-Nov-2004
US	60/644568	19-Jan-2005
US	60/679968	12-May-2005
US	60/679969	12-May-2005
US (Abandoned)	11/255978	24-Oct-2005
US (Abandoned)	11/256150	24-Oct-2005
US (Abandoned)	11/256152	24-Oct-2005
US (Abandoned)	11/255980	24-Oct-2005
US (Abandoned)	14/305727	16-Jun-2014
US	15/912654	06-Mar-2018	11143657	12-Oct-2021	23-Jul-2036
US	17/498365	11-Oct-2021
METHODS FOR TREATING BARRETT’S METAPLASIA AND ESOPHAGEAL ADENOCARCINOMA
US	61/565879	01-Dec-2011
US	61/640527	30-Apr-2012
US	61/661256	18-Jun-2012
US	13/692727	03-Dec-2012	10255410	09-Apr-2019	23-Jan-2033
US	13/954247	30-Jul-2013	10131942	20-Nov-2018	19-Mar-2033
US (Abandoned)	16/166486	22-Oct-2018
US	16/285604	26-Feb-2019

METHODS FOR MEASURING CARCINOEMBRYONIC ANTIGEN
US	61/731725	30-Nov-2012
US	61/824623	17-May-2013
US	61/840963	28-Jun-2013
US	14/092036	27-Nov-2013	9341628	17-May-2016	23-Mar-2034
US	15/147960	06-May-2016	10444239	15-Oct-2019	27-Nov-2033
US	16/558489	03-Sep-2019
METHODS OF IDENTIFYING AND TREATING AGGRESSIVE THYROID TUMORS
US	62/573370	17-Oct-2017
US	16/162883	17-Oct-2018

Trademarks:

Interpace Diagnostics, LLC:

Word Mark	Serial No.	Filing Date	Registration No.	Registration Date
BARREGEN	86525982	05-Feb-2015	5142307	14-Feb-2017
BARAGEN (Abandoned)	86390390	10-Sep-2014
BARREGEN ESOPHAGEAL CANCER RISK CLASSIFIER	86910938	17-Feb-2016	5210362	23-May-2017
BARREMIR (Abandoned)	87623146	26-Sep-2017
INTERPACE DIAGNOSTICS (Abandoned)	86126455	22-Nov-2013
INTERPACEDX (Abandoned)	86526999	06-Feb-2015
INTERPACE DIAGNOSTICS	86130866	27-Nov-2013	4646544	25-Nov-2014
INTERPACE DIAGNOSTICS	86944287	17-Mar-2016	5072603	01-Nov-2016
INTERPACE BIOSCIENCES	88651133	11-Oct-2019	6092660	30-Jun-2020
INTERPACE PHARMA SOLUTIONS	88680696	05-Nov-2019	6092700	30-Jun-2020
INTERPACE BIOSCIENCES	90531881	17-Feb-2021
[DESIGN ONLY]	86290079	23-May-2014	4882368	05-Jan-2016
[DESIGN ONLY]	86944266	17-Mar-2016	5067909	25-Oct-2016
MIRINFORM (Cancelled)	77447187	14-Apr-2008	3546361	16-Dec-2008
MIRINFORM	85067844	21-Jun-2010	4071426	13-Dec-2011
MIRINFORM	85067850	21-Jun-2010	4071427	13-Dec-2011
MANAGEMDX (Abandoned)	86434107	24-Oct-2014
PANDNA	87178397	21-Sep-2016	5318439	24-Oct-2017
PANCRAGEN	86370325	19-Aug-2014	4796668	18-Aug-2015
PANCRAMIR (Abandoned)	86357914	05-Aug-2014
POWER IN PERFORMANCE	86325980	01-Jul-2014	4729240	28-Apr-2015
RESPRIDX	87647404	16-Oct-2017	5504939	26-Jun-2018
THYMIRA (Abandoned)	86370332	19-Aug-2014
THYGENX	86365003	13-Aug-2014	4729279	28-Apr-2015
THYRAMIR	86370328	19-Aug-2014	4882519	05-Jan-2016
THYGENEXT	87868479	09-Apr-2018	5651597	08-Jan-2019
WE OWN THE FUTURE	90539740	22-Feb-2021

Interpace Diagnostics Corporation:

Word Mark	Serial No.	Filing Date	Registration No.	Registration Date
COVIANT	88906872	08-May-2020	6343361	04-May-2021
COVIANT DX	90086014	31-Jul-2020
[DESIGN ONLY]	90452747	07-Jan-2021
MARKERS THAT MATTER	90097773	06-Aug-2020	6407358	06-Jul-2021
PATHFINDERTG	78848127	28-Mar-2006	3208314	13-Feb-2007
SERACOV (Abandoned)	88906794	08-May-2020
THYGRESSA	88532986	24-Jul-2019

Interpace Biosciences, Inc.:

Word Mark	Serial No.	Filing Date	Registration No.	Registration Date
THYGRESSA	88532986	24-Jul-2019

Prior Names (Section 5.5)

Borrower	Prior Name	Period of Use	Note whether legal name, fictitious name, d/b/a, trade name, etc.
Interpace Biosciences, Inc.	Interpace Diagnostics Group Inc.	12/22/15 – 11/12/19	Prior legal name
	PDI, Inc.	Prior to 12/22/15	Prior legal name
Interpace Pharma Solutions, Inc.	Interpace BioPharma, Inc.	06/28/19 – 11/12/19	Prior legal name

Inventory or Equipment Locations (Section 5.5)

Address	Borrower	Equipment/Inventory
2515 Liberty Avenue Pittsburgh, Pa 15222	Interpace Diagnostics Corporation	Lab equipment
2 Church Street Suite B-05 New Haven, Ct 06519	Interpace Diagnostics Lab, Inc.	Lab equipment
133 Southcenter Court, Suite 400, Morrisville, NC 27560	Interpace Pharma Solutions, Inc.	Lab equipment

Litigation (Section 5.6)

None.

Subsidiaries (Section 5.10)

Subsidiary	Jurisdiction	Shareholder(s)/Member(s)	Percentage of Equity Interests
Interpace Diagnostics, LLC	Delaware	Interpace Biosciences, Inc.	100%
Interpace Diagnostics Corporation	Delaware	Interpace Diagnostics, LLC	100%
Interpace Diagnostics Lab Inc.	Delaware	Interpace Diagnostics, LLC	100%
Interpace Pharma Solutions, Inc.	Delaware	Interpace Biosciences, Inc.	100%

Restricted Agreements (Section 5.12)

1.	Loan and Security Agreement, dated as of October 29, 2021, among BroadOak Fund V, L.P. (“Lender”), Interpace Biosciences, Inc., Interpace Diagnostics Corporation, Interpace Diagnostics, LLC and Interpace Pharma Solutions, Inc. (as amended, modified, restated, replaced or supplemented from time to time).